     ---------------------------------------------------------------------
                                 MORGAN STANLEY
                               AFRICA INVESTMENT
                                   FUND, INC.
     ---------------------------------------------------------------------




                              FIRST QUARTER REPORT
                                 MARCH 31, 1999
             MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER






                                 MORGAN STANLEY
                          AFRICA INVESTMENT FUND, INC.
--------------------------------------------------------------------------
--------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT AND ACTING SECRETARY

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------
--------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------
--------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the three months ended March 31, 1999, The Morgan Stanley Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 5.99%. For the period since the Fund's commencement of operations on February 14, 1994 through March 31, 1999, the Fund's total return, based on net asset value per share, was 41.20%. On March 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $9 3/8, representing a 24.3% discount to the Fund's net asset value per share.


SOUTH AFRICA

South Africa rebounded during the three months ended March 31, 1999, with stocks rising 13%, as the much talked about cuts in local interest rates finally materialized and the global markets began speculating about the bottoming out of commodity prices. The prime lending rate set by private banks kicked off the new year at 23.5% and was cut three times to reach 20%, following the lead of the Reserve Bank, who maneuvered other benchmark rates down as well. Interest rate sensitive stocks outperformed (with the exception of insurance companies) and a market-wide rally ensued. The current market expectation is for further cuts during 1999, with a target for the prime rate of about 16% by year-end. We wholeheartedly agree with this scenario, which is well underpinned by falling inflation (mortgage interest rates represent approximately 14% of CPI), a clear slowdown in the economy, and, perhaps most significantly, an apparent new attitude by the Reserve Bank, which now seems willing to cut rates and risk currency weakness to give the economy some room to breath. We feel there is further room for rate cuts in 2000, which should continue to boost market valuations.

The current government, and in particular the Finance Ministry, continues to surprise us favorably, this time by producing a corporate tax cut as part of the fiscal 1999 budget. The fiscal deficit for 1998 was recorded at 3.3%, below the expected 3.7%, and a firm commitment to shrink this number remains in place. Privatization has also gathered momentum, with the largest national airline and a forestry company currently on the block, and the sales of a stake in the wireline telecommunications monopoly and a third cellular license to be conducted soon. The economic performance this year will likely be uninspiring (we expect -0.5% gross domestic product growth), but if the trend in interest rates is sustained, we could see a strong uptick in 2000 to above 3% growth. Another critical factor which will help shape the country's fate will be the behavior of commodity prices, of which gold, coal, platinum and steel are the most important on the export side, and oil the key in the import equation. While South African commodity stocks have not, with few exceptions, performed better than the market average, it is interesting to note that they have kept up with the double-digit pace of appreciation to date, signaling a growing consensus that underlying commodity prices may be bottoming. We have increased our weighting in South Africa to about 39%, as the prospects for the economy and market seem brighter and there are further positive developments to unfold. While it is yet too early to tell, we speculate that this exercise in monetary easing and the strengthening of a free market stance by the administration, combined with some degree of recovery on the commodity front, could prove a very powerful catalyst for this market.

EGYPT

Egypt had a tumultuous first quarter, as the EFG Index rose 16% in January and then faded to end up 9%, in response to a sudden injection of local funds into the market and an almost simultaneous realization by international investors of the great value to be had. Admittedly, deposit rates were cut slightly by the larger public sector banks, helping the market's case, yet with the market dividend yield slightly higher than the return on government paper, local investors found it compelling to participate. The current account figures for 1998 were finally released during the first quarter and showed a disappointing performance with the final tally reaching 3.4% of gross domestic product. This deteriorating trend should see improvement in 1999 as tourism is already near full recovery and the price of oil appears to have successfully rebounded. Earnings performance was generally satisfactory, with the highlight being a strong positive surprise by our largest Egyptian holding Al Ahram Beverages, which posted a 31% rise in earnings per share for the first half of its fiscal year.

We continue to like Egypt due to its strong economic performance (gross domestic product growth of over 5%, inflation around 4.5% and fiscal deficit of 1.5%), and great fundamental value with estimated 8.5 times price-to-earnings multiples at December 31, 1999, earnings per share growth of 15% and dividend yields above 8%.

MAURITIUS

Mauritius turned in the most disappointing performance for the quarter, with the SEMDEX Index losing about 7% of its value. The weather in this Indian
Ocean paradise refused to cooperate with the sugar crop, with a dry spell cutting estimates for 1999 output to about 410,000 tons from over 600,000 in a normal season. Tourism is still growing healthily, recording a 4.1% improvement in arrivals in 1998 over 1997. Interest rates, which backed up in the last quarter of 1998 during the emerging market currency contagion phase, have yet to come down.

Overall, the economy appears to be stagnating Mauritian-style, which entails cutting gross domestic product growth forecasts to 4.0% from 5.2%. Corporate earnings have been mixed with signs of growing competition offset by healthy top-line growth and valiant cost- cutting and restructuring efforts. Our positive long- term view on Mauritius is still firm and is encouraged by the cheap market valuations, which lie around 8 times on a price-to-earnings basis to year end of 1999.

ZIMBABWE

The Zimbabwean market has staged an impressive comeback in the first quarter of this year, with the Industrial Index shooting up 44% in dollar terms. The combination of amazingly strong corporate earnings reports and the prevalence of negative real interest rates proved too attractive for local investors to ignore. Zimbabwean corporates have shown Darwinian skill for survival in an increasingly strained environment, focusing on exports and tourism-related business lines to leverage the deep depreciation of their currency during the last two years. It is nearly impossible, on the other hand, to find something constructive to say about the performance of the government, which continues to make policy blunders and was recently rebuffed by the IMF for a badly needed disbursement of hard currency funds. Looking forward, we expect local investors to continue to prefer stocks to bonds, and the persistence of strong earnings performance. We are cautious on the macroeconomic outlook, as high inflation, shortages of foreign exchange and the effective insolvency of some key public sector companies will hamper progress.

REST OF AFRICA

The remaining markets in the continent where the Fund holds significant positions did not experience major fluctuations during the quarter. Ghana, by far the most important of these positions, fell 2% as measured by the Databank Index, seemingly as a result of investor apathy towards smaller, less liquid markets. Earnings reports for Ghanaian companies for 1998 were generally better than expected, with earnings per share growth in the 20% to 30% range in REAL terms, and interest rates and inflation continue to fall. We feel Ghana is the most compelling story in Africa at this moment from a fundamental and valuation perspective, and we intend to keep our large weighting in the market.

Morocco, where the Fund has traditionally kept a very small allocation, fell 7% during the quarter as measured by the USI Index. Earnings results for 1998 were negatively impacted by an unanticipated government fiscal amnesty program, which collected large sums to plug the budget deficit. Valuations in this market are still at a substantial premium to those in other emerging markets, while offering only slightly above-average growth, and we expect the downward trend to continue. We have reduced our position in the country to zero.

On July 2, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through March 31, 1999, the Fund repurchased 1,290,956 shares or 8.36% of its Common Stock at an average price per share of $10.61 and an average discount of 25.42% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

April 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.


--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO CHARACTERISTICS, CAN NOW BE ACCESSED AT WWW.MSDW.COM/INSTITUTIONAL/INVESTMENTMANAGEMENT.

Morgan Stanley Africa Investment Fund, Inc.
Investment Summary as of March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION                                               TOTAL RETURN (%)
                                       -----------------------------------------------------------
                                         MARKET VALUE (1)               NET ASSET VALUE (2) (3)
                                       ----------------------        -----------------------------
                                                      AVERAGE                              AVERAGE
                                       CUMULATIVE      ANNUAL        CUMULATIVE             ANNUAL
                                       ----------     -------        ----------            -------
               Fiscal Year to Date       11.94%           --            5.99%                  --
               One Year                 -27.98        -27.98%         -21.94               -21.94%
               Five Year                 33.91          6.01           64.27                10.44
               Since Inception*           6.84          1.30           41.20                 6.96


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION (2) (3)



                                               [GRAPH]




                                                                   YEAR ENDED DECEMBER 31,                        THREE MONTHS
                                                                                                                      ENDED
                                                                                                                    MARCH 31,
                                               1994*          1995          1996          1997          1998          1999
                                              -------        ------        ------        ------        ------    --------------
Net Asset Value Per Share.................    $14.43         $17.05        $16.86        $14.45        $11.69        $12.39
Market Value Per Share....................    $11.38         $12.88        $13.63        $11.50        $ 8.38        $ 9.38
Premium/(Discount)........................     -21.1%         -24.5%        -19.2%        -20.4%        -28.3%        -24.3%
Income Dividends..........................    $ 0.54         $ 0.96        $ 0.14        $ 0.30        $ 0.86            --
Capital Gains Distributions...............        --         $ 0.01        $ 1.23        $ 2.25        $ 0.00#           --
Fund Total Return (2).....................      7.34%         26.14%         8.64%         2.69%       -11.82%         5.99%


(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Beginning with this report, the Fund's performance will no longer be compared to the Flemings Africa Index including South Africa.
 *  The Fund commenced operations on February 14, 1994.
 #  Amount is less than U.S.$0.01 per share.

Morgan Stanley Africa Investment Fund, Inc.
Portfolio Summary as of March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                            [CHART]

Equity Securities                (96.0%)
Short-Term Investments            (4.0%)


--------------------------------------------------------------------------------
SECTORS

                                            [CHART]

Banking                          (23.2%)
Beverages & Tobacco              (22.0%)
Broadcasting & Publishing         (2.7%)
Financial Services                (8.7%)
Food & Household Products         (2.4%)
Machinery & Engineering           (2.1%)
Merchandising                     (4.1%)
Multi-Industry                   (14.0%)
Services                          (2.7%)
Telecommunications                (1.9%)
Other                            (16.2%)


--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                            [CHART]

Botswana                          (5.2%)
Egypt                            (17.7%)
Ghana                            (13.2%)
Ivory Coast                       (0.8%)
Kenya                             (2.6%)
Mauritius                        (11.8%)
South Africa                     (38.6%)
Tunisia                           (1.0%)
Zambia                            (0.8%)
Zimbabwe                          (7.5%)
Other                             (0.8%)


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                PERCENT OF
                                                NET ASSETS
                                                ----------
  1.  State Bank of Mauritius Ltd. (Mauritius)      7.5%
  2.  South African Breweries (South Africa)        6.7
  3.  Bidvest Group Ltd. (South Africa)             5.8
  4.  Standard Chartered Bank (Ghana)               5.2
  5.  Sechaba Breweries Ltd. (Botswana)             4.7
  6.  B.O.E. Corp., Ltd. (South Africa)             4.1
  7.  Al-Ahram Beverages Co. (Egypt)                3.7
  8.  Eastern Tobacco (Egypt)                       3.6
  9.  Meikles Africa Ltd. (Zimbabwe)                3.0
 10.  Social Security Bank Ltd. (Ghana)             2.8
                                                   ----
                                                   47.1%
                                                   ----
                                                   ----


* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------


                                                                                               VALUE
                                                          SHARES                               (000)
-----------------------------------------------------------------------------------------------------
COMMON STOCKS(100.0%)
(Unless otherwise noted)
-----------------------------------------------------------------------------------------------------
BOTSWANA (5.2%)
BANKING
   Standard Chartered Bank of Botswana                   150,000                   U.S.$          806
                                                                                   ------------------
BEVERAGES & TOBACCO
   Sechaba Breweries Ltd.                              7,649,450                                8,306
                                                                                   ------------------
                                                                                                9,112
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
EGYPT (17.7%)
BANKING
   Commercial International Bank                              90                                    1
                                                                                   ------------------
BEVERAGES & TOBACCO
   Al-Ahram Beverages Co. GDR                            211,000                                6,515
   Eastern Tobacco                                       224,091                                6,350
                                                                                   ------------------
                                                                                               12,865
                                                                                   ------------------
BUILDING MATERIALS & COMPONENTS
   Suez Cement Co.                                         6,350                                  107
   Suez Cement Co. GDR                                   174,460                                2,704
                                                                                   ------------------
                                                                                                2,811
                                                                                   ------------------
ELECTRICAL & ELECTRONICS
   Egyptian Electro Cables                                 1,848                                   25
                                                                                   ------------------
FINANCIAL SERVICES
(a)EFG-Hermes Holding GDR                                100,000                                1,207
   National Societe Generale Bank                        118,232                                2,217
                                                                                   ------------------
                                                                                                3,424
                                                                                   ------------------
FOOD & HOUSEHOLD PRODUCTS
   Central Flour Mills                                       110                                    1
   North Cairo Flour Mills                                   605                                    9
                                                                                   ------------------
                                                                                                   10
                                                                                   ------------------
MACHINERY & ENGINEERING
   Industrial & Engineering
     Enterprises Co.                                     254,416                                3,332
                                                                                   ------------------
OIL & GAS
   Egypt Gas Co.                                          45,000                                2,981
                                                                                   ------------------
REAL ESTATE
   Madinet Nasr Housing &
     Development                                          75,240                                2,381
                                                                                   ------------------
TELECOMMUNICATIONS
   Egyptian Company for Mobile
     Services                                            281,920                                3,250
                                                                                   ------------------
                                                                                               31,080
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
GHANA (13.2%)
BANKING
   Ghana Commercial Bank                               5,394,580                                2,220
   Social Security Bank Ltd.                           6,390,000                                4,915
   Standard Chartered Bank                               913,400                                9,066
                                                                                   ------------------
                                                                                               16,201
                                                                                   ------------------
BEVERAGES & TOBACCO
   Ghana Breweries Ltd.                                  504,000                                  406
   Guinness Ghana Ltd.                                 3,800,979                                1,415
   Pioneer Tobacco Co., Ltd.                           6,749,660                   U.S.$        1,103
                                                                                   ------------------
                                                                                                2,924
                                                                                   ------------------
FINANCIAL SERVICES
   Home Finance Co.                                    2,814,840                                  862
                                                                                   ------------------
FOOD & HOUSEHOLD PRODUCTS
   Unilever Ghana Ltd.                                 2,494,900                                1,857
                                                                                   ------------------
METALS -- NON-FERROUS
   Aluworks Ghana Ltd.                                 1,070,000                                1,239
   Ghana Pioneer Aluminum Factory                      1,043,400                                  151
                                                                                   ------------------
                                                                                                1,390
                                                                                   ------------------
                                                                                               23,234
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
IVORY COAST(0.8%)
DIVERSIFIED OPERATIONS
   SOC Ivoirienne de Coco Rappe                           24,000                                  507
                                                                                   ------------------
FINANCIAL SERVICES
   Filature Tissages Sacs                                 25,000                                  920
                                                                                   ------------------
                                                                                                1,427
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
KENYA (2.6%)
BANKING
   Kenya Commercial Bank Ltd.                            991,326                                  747
   National Industrial Credit Bank                       311,551                                  169
                                                                                   ------------------
                                                                                                  916
                                                                                   ------------------
INDUSTRIAL COMPONENTS
   Firestone East Africa Ltd.                          4,756,950                                1,134
                                                                                   ------------------
MERCHANDISING
   Uchumi Supermarket Ltd.                             2,501,107                                1,924
                                                                                   ------------------
MINING
   Athi River Mining Ltd.                              3,262,500                                  251
                                                                                   ------------------
UTILITIES -- ELECTRICAL & GAS
   Kenya Power & Lighting Co., Ltd.                      150,000                                  268
                                                                                   ------------------
                                                                                                4,493
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
MALAWI (0.5%)
FOOD & HOUSEHOLD PRODUCTS
   Sugar Corp. of Malawi                               7,160,000                                  975
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
MAURITIUS (11.8%)
BANKING
   Mauritius Commercial Bank                             782,036                                3,151
   State Bank of Mauritius Ltd.                       20,111,364                               13,236
                                                                                   ------------------
                                                                                               16,387
                                                                                   ------------------
LEISURE & TOURISM
   New Mauritus Hotels                                   975,388                                1,887
                                                                                   ------------------
MULTI-INDUSTRY
   Rogers and Co., Ltd.                                  389,231                                2,515
                                                                                   ------------------
                                                                                               20,789
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
MOZAMBIQUE (0.2%)
MINING
   Kenmare Resources plc                               2,975,000                                  290
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------


                                       6


-----------------------------------------------------------------------------------------------------
NIGERIA (0.0%)
UTILITIES -- ELECTRICAL & GAS
   Tuskar Resources plc                               17,829,000                   U.S.$           72
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
SOUTH AFRICA (38.6%)
APPLIANCES & HOUSEHOLD DURABLES
   Ellerine Holdings Ltd.                                758,300                                3,007
                                                                                   ------------------
BANKING
   ABSA Group Ltd.                                       274,780                                1,315
   Nedcor Ltd.                                           128,141                                2,860
                                                                                   ------------------
                                                                                                4,175
                                                                                   ------------------
BEVERAGES & TOBACCO
   Amalgamated Beverage                                  430,205                                2,721
     Industries Ltd.
   South African Breweries plc                         1,343,100                               11,730
   Suncrush Ltd.                                         151,300                                   22
                                                                                   ------------------
                                                                                               14,473
                                                                                   ------------------
BROADCASTING & PUBLISHING
   Primedia Ltd.                                       2,425,000                                4,720
                                                                                   ------------------
COMMERCIAL SERVICES
   First South Africa Corp.                              278,404                                  609
                                                                                   ------------------
CONSTRUCTION & HOUSING
   Concor Ltd.                                         1,157,122                                1,689
                                                                                   ------------------
ELECTRICAL & ELECTRONICS
   Comparex Holdings Ltd.                                187,700                                1,465
                                                                                   ------------------
FINANCIAL SERVICES
   B.O.E. Corp. Ltd. 'N'                               9,886,868                                7,217
   Theta Group Ltd.                                      679,200                                2,313
                                                                                   ------------------
                                                                                                9,530
                                                                                   ------------------
FOREST PRODUCTS & PAPER
   Sappi Ltd.                                            481,200                                2,037
                                                                                   ------------------
INSURANCE
   Liberty Life Association of Africa Ltd.               125,400                                1,554
                                                                                   ------------------
LIFE/HEALTH INSURANCE
   FirstRand Ltd.                                      1,592,900                                1,527
                                                                                   ------------------
MACHINERY & ENGINEERING
   Howden Africa Holdings Ltd.                         2,010,172                                  310
                                                                                   ------------------
MISCELLANEOUS MATERIALS & COMMODITIES
   De Beers                                               34,100                                  658
                                                                                   ------------------
MULTI-INDUSTRY
   Anglo American Corp. of
     South Africa                                         22,000                                  764
   Bidvest Group Ltd.                                  1,237,392                               10,136
   New Africa Investments Ltd.
     (Preferred) 'N'                                   5,618,900                                3,236
   Rembrandt Group Ltd.                                  421,290                                3,027
                                                                                   ------------------
                                                                                               17,163
                                                                                   ------------------
SERVICES
   Educor                                              3,910,580                                4,757
                                                                                   ------------------
                                                                                               67,674
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
TUNISIA (1.0%)
BANKING
   Banque de l'Habitat                                    75,000                   U.S.$        1,171
                                                                                   ------------------
FINANCIAL SERVICES
   Tunisie Leasing SA                                     15,000                                  524
                                                                                   ------------------
                                                                                                1,695
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
ZAMBIA (0.8%)
FOOD & HOUSEHOLD PRODUCTS
   Zambia Sugar Co., Ltd.                            151,371,609                                  868
                                                                                   ------------------
MINING
   Zambia Consolidated Copper Mines                      600,000                                  525
                                                                                   ------------------
                                                                                                1,393
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
ZIMBABWE (7.5%)
BANKING
   NMBZ Holdings Ltd.                                  1,368,000                                  718
   NMBZ Holdings Ltd.                                    586,000                                  280
                                                                                   ------------------
                                                                                                  998
                                                                                   ------------------
BUILDING MATERIALS & COMPONENTS
   PG Industries Ltd.                                  1,713,446                                   66
   Portland Holdings Ltd.                                400,000                                   89
   Portland Holdings Ltd.
     (Convertible Shares 13%)                             25,000                                    5
                                                                                   ------------------
                                                                                                  160
                                                                                   ------------------
ENERGY SOURCES
   Wankie Colliery Co. Ltd.                            7,871,900                                  566
                                                                                   ------------------
FOOD & HOUSEHOLD PRODUCTS
   Eastern Highland Plantation                         3,375,659                                  252
   Interfresh Ltd.                                    15,000,000                                  333
                                                                                   ------------------
                                                                                                  585
                                                                                   ------------------
LEISURE & TOURISM
   Zimbabwe Sun Ltd.                                   6,617,338                                  640
                                                                                   ------------------
MERCHANDISING
   Meikles Africa Ltd.                                 6,544,880                                5,236
                                                                                   ------------------
METALS -- NON-FERROUS
   Bindura Nickel Corp., Ltd.                            658,750                                   27
                                                                                   ------------------
MULTI-INDUSTRY
   Delta Corp., Ltd.                                  15,025,036                                3,830
   TA Holdings Ltd.                                   11,432,100                                  164
   Trans Zambezi Industries Ltd.                       6,012,410                                  409
   Trans Zambezi Industries Ltd. - New                   360,000                                   25
(a)Trans Zambezi Industries Ltd. ADR                   2,200,000                                  150
   TSL Ltd.                                            3,477,000                                  368
                                                                                   ------------------
                                                                                                4,946
                                                                                   ------------------
                                                                                               13,158
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
 (Cost U.S.$193,690)                                                                          175,392
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------

                                      7


-----------------------------------------------------------------------------------------------------
WARRANTS (0.0%)
-----------------------------------------------------------------------------------------------------
SOUTH AFRICA (0.0%)
   First South Africa Corp.-
     Warrant B, expiring
     1/24/01 (Cost U.S.$--@)                                   5                   U.S.$           --
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.0%)
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.0%)
   Chase Securities, Inc. 4.65%, dated 3/31/99,
     due 4/1/99, to be repurchased at U.S.$1,828,
     collateralized by U.S.$1,395 United States
     Treasury Bonds, 8.875%, due 8/15/17, valued
     at U.S.$1,843 (Cost U.S.$1,828)             U.S.$     1,828                   U.S.$        1,828
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (3.1%)
   Egyptian Pound                            EGP           2,673                                  783
   South African Rand                        ZAR          25,974                                4,213
   Zimbabwe Dollar                           ZWD          16,634                                  435
                                                                                   ------------------
  (Cost U.S.$5,409)                                                                             5,431
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.1%)
   (Cost U.S.$200,927)                                                                        182,651
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.1%)
   Other Assets                              U.S.$         2,306
   Liabilities                                            (9,479)                             (7,173)
                                             ---------------------                 ------------------
-----------------------------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 14,162,321 issued and
    outstanding U.S.$0.01 par value shares
    (100,000,000 shares authorized)                                                U.S.$      175,478
                                                                                   ------------------
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                          U.S.$        12.39
                                                                                   ------------------
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------


(a) -- 144A Security - certain conditions for public sale may exist.
  @ -- Value is less than U.S.$500.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
--------------------------------------------------------------------------------


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